                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT (this "FIRST AMENDMENT") is made as of November 24, 2004, by and among Narrowstep Limited (registered number 4412126) (the "SUBSIDIARY"), Narrowstep Inc., a Delaware corporation (the "COMPANY"), and Clifford Webb, an individual residing at 13 Muirdown Avenue, East Sheen, London SW14 8JX (the "EMPLOYEE"), to amend, supplement and clarify certain provisions of the Agreement dated November 27, 2003 between the Subsidiary and the Employee regarding the terms of the Employee's employment with the Subsidiary (the "EMPLOYMENT AGREEMENT"). Capitalized terms not defined herein have the meanings set forth in the Employment Agreement.

                          W I T N E S S E T H T H A T:

     WHEREAS, the Subsidiary and the Employee entered into the Employment Agreement; and

     WHEREAS, the parties hereto desire to add the Company as a party to the Employment Agreement and to clarify and amend certain provisions of the Employment Agreement; and

     WHEREAS, the Employee has agreed to such clarifications and amendments and is willing to provide the services under the Employment Agreement as amended hereby.

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   CLARIFICATION AND AMENDMENT OF SECTION 3(A) AND SCHEDULE 1.

          A. Section 3(A) of the Employment Agreement states that employment of Employee shall continue "unless and until terminated by either party giving to the other not less than 3 months' notice in writing to expire on or at any time after the expiry of that fixed period." Schedule 1 to the Employment Agreement lists the Employee's Notice period as "6 months." The parties agree that the correct Notice period for Employee is six months and the reference in
Section 3(A) of the Employment Agreement to "3 months' notice" is hereby revised and modified to refer to "6 months' notice", consistent with Schedule 1 thereto.

          B. Schedule 1 to the Employment Agreement lists the Employee's Job title as "Director of Content and Distribution." The parties agree that the Employee's correct Job title is "Chief Operating Officer" and the reference in
Schedule 1 to the Employment Agreement is hereby revised and modified to reflect such title.

          C.   Schedule 1 to the Employment Agreement states that:

               "Subject to approval, you will be granted the following share options at 30c:

               50,000 upon the company achieving quarterly profitability
                    post-merger
               100,000 upon the company achieving audited annual profitability 100,000 upon the company achieving subsequent annual profits growth of at least 10%."

The parties agree that, in satisfaction and in lieu of such requirement, the Employee has been granted prior to the date hereof options for an aggregate of 250,000 shares of the Company's common stock, which options have an exercise price of U.S. $0.30 per share, shall expire on December 31, 2008 and shall vest, subject to Employee's continuous employment with the Subsidiary through the applicable date, as follows: (i) 50,000 shares shall vest at such time as the Company first records gross profits (as determined on a consolidated basis and in accordance with U.S. Generally Accepted Accounting Procedures ("US GAAP")) for any fiscal quarter, (ii) 100,000 shares shall vest at such time as the Company first records gross profits (as determined on a consolidated basis and in accordance with US GAAP) in any annual audited financial statements for a fiscal year (such profits, the "INITIAL YEAR PROFITS"), and (iii) 100,000 shares shall vest at such time thereafter as the Company's gross profits for a fiscal year (as determined on a consolidated basis and in accordance with US GAAP) as recorded in the annual audited financial statements for such fiscal year are equal to or greater than the product of 110% multiplied by the Initial Year Profits.

     2. RATIFICATION OF EMPLOYMENT AGREEMENT. Except as expressly amended or modified pursuant to the terms of this First Amendment, the Employment Agreement shall continue in full force and effect. Employee hereby waives any and all rights, whether accrued or contingent, which he may otherwise have had under the Employment Agreement pursuant to provisions thereof which have been modified or superceded by this First Amendment, except, in all cases, as arise as a result of the provisions hereof. The clarifications and amendments to the Employment Agreement contained in this First Amendment shall be considered an integral part of the Employment Agreement.

     3. CHOICE OF LAW. This First Amendment shall be governed and interpreted in accordance with English law.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]


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EXECUTED as a DEED for and on behalf of the Subsidiary by:



                                             /s/ Iolo Jones
                                        ----------------------------------------
                                        Director



                                             /s/ Conrad Nortier
                                        ----------------------------------------
                                        Secretary



EXECUTED as a DEED for and on behalf of the Company by:



                                             /s/ Iolo Jones
                                        ----------------------------------------
                                        Chief Executive Officer



Signed by the said CLIFFORD WEBB:



                                             /s/ Clifford Webb
                                        ----------------------------------------
                                        Clifford Webb

In the presence of:



                                             /s/ Sze Fairman
                                        ----------------------------------------
                                        Name:


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